UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2003

CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000

(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     Pursuant to a press release dated December 17, 2003 (the “Press Release”), the Registrant announced that it had entered into an agreement with UIL Holdings Corporation to acquire American Payment Systems, Inc. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits.

Exhibit No.	Description

99.1*	CheckFree Corporation’s Press Release dated December 17, 2003.

*Filed herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation

Date:	December 17, 2003	By: /s/ David E. Mangum David E. Mangum, Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1*	CheckFree Corporation’s Press Release dated December 17, 2003.

*Filed herewith